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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 25, 2005


                          FRANKLIN CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                      811-05103              13-3419202
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

                 100 Wilshire Boulevard, 15th Floor, Suite 1500
                         Santa Monica, California 90401
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (310) 752-1416


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Entry into a Material Definitive Agreement

As described in its current report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on November 9, 2004, Franklin Capital Corporation ("Franklin") entered into a Subscription Agreement with several accredited investors relating to the sale and issuance by Franklin of shares of its common stock (the "Shares") and five-year warrants (the "Warrants") to purchase additional shares of its common stock (the "Warrant Shares") in one or more closings of a private placement (the "Private Placement") exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"). Pursuant to the Subscription Agreement, Franklin agreed to register for resale all of the Shares and Warrant Shares issuable upon exercise of the Warrants sold and issued to investors in connection with the Private Placement within 90 days of the initial closing of the Private Placement. Likewise, Franklin and the investors agreed that, in the event that Franklin did not file a registration statement for the Shares and Warrant Shares issuable upon exercise of the Warrants sold and issued to investors in connection with the Private Placement within 120 days of the initial closing of the Private Placement, Franklin would be obligated to pay each investor, as liquidated damages, cash in the amount of 1% of the aggregate purchase price paid by such investor in connection with the Private Placement for each month until the registration statement is filed.

On March 2, 2005, Franklin and certain investors holding a majority of the Shares and Warrant Shares issuable upon exercise of the Warrants sold and issued to investors in connection with the Private Placement (the "Amending Investors") entered into an amendment to the Subscription Agreement to extend the deadlines relating to Franklin's obligations to file the registration statement and to pay liquidated damages in the event of a failure to file the registration statement. Pursuant to the amendment, Franklin is now obligated to file the registration statement within 180 days of the initial closing of the Private Placement and to begin paying liquidated damages to the investors in the amount set forth above in the event that the registration statement is not filed within 180 days of the initial closing of the Private Placement.

Other than in respect of the Subscription Agreement and the amendment to the Subscription Agreement described under this Item 1.01, no material relationship exists between, on the one hand, Franklin and its affiliates, directors or officers (or any associate of any of Franklin's directors or officers) and, on the other hand, the Amending Investors.


Item 2.01      Completion of Acquisition or Disposition of Assets.

As described in Franklin's current report on Form 8-K filed with the SEC on February 9, 2005, Franklin entered into an Agreement and Plan of Merger and Reorganization, dated as of February 3, 2005 (the "Merger Agreement"), with SurgiCount Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Franklin (the "Merger Subsidiary"), SurgiCount Medical, Inc., a California corporation ("SurgiCount"), and Brian Stewart and Dr. William Stewart, the holders of 100% of the outstanding capital stock of SurgiCount (collectively, the "Shareholders").

On February 25, 2005, Franklin completed the acquisition of SurgiCount (the "Merger") pursuant to the terms of the Merger Agreement. The assets acquired by Franklin in connection with the Merger consist primarily of intellectual property rights, including one U.S. patent and one European patent, relating to SurgiCount's Safety-Sponge(TM) System for faster and more accurate counting of surgical sponges. The


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consideration paid to the Shareholders in connection with the Merger consisted of $340,000 in cash and 190,000 shares of Franklin's common stock (the "Common Stock"). In addition, in the event that prior to the fifth anniversary of the closing of the Merger the cumulative gross revenues of SurgiCount exceed $500,000, the Shareholders are entitled to receive an additional 16,667 shares (for a total of 216,667 shares) of Common Stock. Likewise, in the event that prior to the fifth anniversary of the closing of the Merger the cumulative gross revenues of SurgiCount exceed $1,000,000, the Shareholders will be entitled to receive an additional 16,667 shares (for a total of 233,334 shares) of Common Stock.

An additional 10,000 shares of Common Stock otherwise issuable to the Shareholders pursuant to the Merger Agreement were deposited into an escrow account to be held for a period of six months following the completion of the Merger to secure certain rights to indemnification from the Shareholders based on breaches or inaccuracies of the representations and warranties made by the Shareholders in connection with the Merger.

Other than in respect of the Merger, no material relationship exists between, on the one hand, Franklin and its affiliates, directors or officers (or any associate of any of Franklin's directors or officers) and, on the other hand, the Shareholders.

Item 3.02      Unregistered Sales of Equity Securities.

As described above, on February 25, 2005, in connection with the completion of the Merger pursuant to the Merger Agreement, Franklin sold and issued to the Shareholders an aggregate of 190,000 shares of Common Stock. An additional 10,000 shares of Common Stock otherwise issuable to the Shareholders pursuant to the Merger Agreement were deposited into an escrow account to be held for a period of six months following the completion of the Merger to secure certain rights to indemnification from the Shareholders based on breaches or inaccuracies of the representations and warranties made by the Shareholders in connection with the Merger.

In addition, in the event that, prior to the fifth anniversary of the closing of the Merger, the cumulative gross revenues of SurgiCount exceed $500,000, the Shareholders are entitled to receive an additional 16,667 shares (for a total of 216,667 shares) of Common Stock. Likewise, in the event that, prior to the fifth anniversary of the closing of the Merger, the cumulative gross revenues of SurgiCount exceed $1,000,000, the Shareholders will be entitled to receive an additional 16,667 shares (for a total of 233,334 shares) of Common Stock.

The foregoing issuances were made in reliance upon the exemption provided in
Section 4(2) of the Securities Act and the safe harbor of Rule 506 under Regulation D promulgated under the Securities Act. No form of general solicitation or general advertising was conducted in connection with the Private Placement. Each of the certificates representing shares of Common Stock sold and issued in connection with the Merger contains a restrictive legend preventing the sale, transfer or other disposition of such shares, unless registered under the Securities Act, and each Shareholder was informed by Franklin of these restrictions prior to the issuance of the shares.

Item 7.01      Regulation FD Disclosure

On March 2, 2005, Franklin issued a press release announcing the completion of the Merger. A copy of that press release is being furnished as Exhibit 99.1 to this current report on Form 8-K.

The information in this Item 7.01 of this current report on Form 8-K, together with the information in Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any registration statement or other document filed with the SEC.


Item 9.01      Financial Statements and Exhibits.

 (a)    Financial Statements of Businesses Acquired.

        Franklin intends to file an amendment to this current report on Form 8-K as soon as possible to include the financial statements for SurgiCount required by this Item 9.01(a).

 (b)    Pro Forma Financial Information.

        Franklin intends to file an amendment to this current report on Form 8-K as soon as possible to include the pro forma financial information relating to the Merger required by this Item 9.01(b).

 (c)    Exhibits.

        99.1          Press release issued on March 2, 2005


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FRANKLIN CAPITAL CORPORATION


                                    By: /s/ Milton "Todd" Ault III
                                        ----------------------------------------
                                          Milton "Todd" Ault III
                                          Chairman and Chief Executive Officer


Date:   March 3, 2005


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                                Index to Exhibits
                                -----------------

(c)       Exhibits.

          99.1          Press release issued on March 2, 2005